UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 27, 2005
ANDREW CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	001-14617 (Commission File Number)	36-2092797 (I.R.S. Employer Identification No.)
10500 W. 153rd Street, Orland Park, Illinois 60462
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (708) 349-3300
None

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On October 27, 2005, Andrew Corporation (the “Company”) issued a press release announcing its financial results for the quarter ended September 30, 2005. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.
After the press release, the Company held a conference call and simultaneous webcast in which a presentation was made regarding the Company’s financial results for the quarter ended September 30, 2005. Participants in this presentation were Ralph E. Faison, the Company’s President and Chief Executive Officer, Marty Kittrell, the Company’s Chief Financial Officer and Mark Olson, the Company’s Chief Accounting Officer. A copy of the transcript of this conference call presentation and subsequent question and answer session is being furnished as Exhibit 99.2 to this Current Report on Form 8-K.
The earnings release and transcript contain non-GAAP measures which are defined as a financial measure of the Company’s performance that excludes or includes amounts thereby differentiating it from the most directly comparable measure presented in the financial statements that are calculated and presented in accordance with Generally Accepted Accounting Principles (GAAP).
Below are reconciliations of earnings per share and gross margin to the most directly comparable GAAP measures:
Q4 Reconciliation Table
GAAP Financials

	Three Months Ended
	September 30,
	2005	2004	Change
Reported GAAP Diluted Net Income Per Share	0.04	0.00	0.04
Intangible amortization	0.02	0.04	(0.02)
Restructuring charges	0.01	0.03	(0.02)
Loss on sale of assets	0.00	0.03	(0.03)
Valuation allowance/Ohio NOLs	0.03	N/A	0.03
Product recall (provision) recovery	(0.01)	N/A	(0.01)

Adjusted Diluted Net Income Per Share	0.09	0.10	(0.01)

	Twelve Months Ended
	September 30,
	2005	2004	Change
Reported GAAP Diluted Net Income Per Share	0.23	0.20	0.03
Intangible amortization	0.09	0.16	(0.07)
Restructuring charges	0.02	0.04	(0.02)
Loss on sale of assets	0.00	0.04	(0.04)
VAT Provision	0.01	N/A	0.01
IRS/Tax Reserve Adjustment	(0.02)	N/A	(0.02)
Valuation allowance/Ohio NOLs	0.03	N/A	0.03
Product recall (provision) recovery	0.07	N/A	0.07
Litigation settlement	0.02	N/A	0.02

Total	0.45	0.44	0.01

	Three Months Ended
	September 30,
		% of
	2005	sales
Reported GAAP Gross Margin	115,656	22.3%
Product recall (provision) recovery	(3,176)
VAT Provision	(965)

Adjusted Gross Margin	111,515	21.5%

	Three Months Ended
	June 30,
		% of
	2005	sales
Reported GAAP Gross Margin	112,921	23.2%
VAT Provision	3,000

Adjusted Gross Margin	115,921	23.8%

Due to the non-recurring nature of certain items such as a one-time VAT settlement provision, loss on the sale of assets and unusual product recall provisions, the Company has excluded these items when evaluating the ongoing financial results and trends of our business. Due to the significant decrease in non-cash intangible amortization during fiscal 2005, the Company has also excluded intangible amortization when evaluating the ongoing financial results and trends of our business. The Company believes these non-GAAP measures are useful for investors since excluding these items provides important insight into the Company’s ongoing operations.
Item 9.01 Financial Statements and Exhibits.
(c)	Exhibits.

99.1	Press release dated October 27, 2005.

99.2	October 27, 2005 conference call presentation transcript

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANDREW CORPORATION

Date: October 27, 2005	By:	/s/ Marty Kittrell

Marty Kittrell
Chief Financial Officer